UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_________________________________________
FORM 8-K
_________________________________
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 16, 2026 (October 13, 2026)
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The Scotts Miracle-Gro Company
(Exact name of registrant as specified in its charter)
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Ohio	001-11593	31-1414921
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation or organization)	File Number)	Identification No.)

14111 Scottslawn Road	Marysville	Ohio	43041
(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number, including area code: (937) 644-0011
Not applicable
(Former name or former address, if changed since last report.)
_________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, $0.01 stated value	SMG	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§240.12b of this chapter).  Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 29, 2026, The Scotts Miracle-Gro Company (the “Company”) reported that Christopher J. Hagedorn, the Company’s former Executive Vice President & Chief Strategy Officer, would be departing the Company on September 30, 2026 (the “Termination Date”).

On October 13, 2026, in connection with Mr. Hagedorn’s departure, The Scotts Company LLC, a subsidiary of the Company (“Scotts LLC”), entered into a Separation Agreement and Release of All Claims (the “Separation Agreement”) with Mr. Hagedorn. The Separation Agreement addresses the payments and benefits to which Mr. Hagedorn is entitled in connection with his departure.

Pursuant to the terms of the Separation Agreement, Scotts LLC will pay or make the following amounts and benefits available to Mr. Hagedorn that are consistent with the “Severance Benefits” under his Tier 1 Participation Agreement under the Company’s Executive Severance Plan pursuant to a termination without Cause: (a) severance pay equal to 24 months of salary, at Mr. Hagedorn’s regular monthly base pay, payable in accordance with Scotts LLC’s standard payroll procedures; (b) outplacement services for a period of the earlier of (i) 12 months or (ii) Mr. Hagedorn accepts new employment; (c) for a period of 24 months, a benefits offset payment in an amount equal to the excess of the COBRA premium charged by the Company to terminated employees over the premium Mr. Hagedorn paid as an active employee; and (d) a Bonus Amount equal to 2.0 times Mr. Hagedorn’s Target Bonus Opportunity as of the Termination Date, 50% of which is payable on the first scheduled pay date following the first anniversary of the Termination Date and 50% of which is payable on the first scheduled pay date following the second anniversary of the Termination Date, subject to Mr. Hagedorn’s continued compliance as of the payment date with all of his post-employment obligations to the Company. The foregoing payments are conditioned upon Mr. Hagedorn not revoking his acceptance of the Separation Agreement as set forth therein.

In addition to the foregoing, Mr. Hagedorn is also eligible to an incentive payout pursuant to the Company’s Executive Incentive Plan for the fiscal year ended September 30, 2026. Mr. Hagedorn’s payout will occur in November 2026 and will be calculated pursuant to his target bonus amount through the Termination Date, multiplied by the actual fiscal year 2026 funded plan performance results as approved by the Compensation and Organization Committee of the Board of Directors and further adjusted by a discretionary personal performance factor.

The treatment of any equity awards granted to Mr. Hagedorn pursuant to the Long-Term Incentive Plan are subject to the provisions set forth in the applicable award agreement, including termination of employment. Specifically, the 16,239 performance units and related dividend equivalents granted to Mr. Hagedorn on February 16, 2024 will vest and settle on February 16, 2027 subject to the achievement of the underlying performance criteria specified in the award agreement. The 57,033 non-qualified stock options granted to Mr. Hagedorn on November 16, 2023 vested in full on the Termination Date and will expire 180 days following the Termination Date. The 21,009 non-qualified stock option granted to Mr. Hagedorn on November 8, 2024, the 5,375 non-qualified stock options granted to Mr. Hagedorn on January 31, 2025 and the 29,649 non-qualified stock options granted to Mr. Hagedorn on January 30, 2026, all of which are unvested, forfeited on the Termination date, in accordance with the terms of the applicable award agreement. The 8,808 performance units and related dividend equivalents granted to Mr. Hagedorn on January 31, 2025 and the 14,599 performance units and related dividend equivalents granted to Mr. Hagedorn on January 30, 2026, all of which are unvested, forfeited on the Termination Date, in accordance with the terms of the applicable award agreement.

All amounts payable to Mr. Hagedorn under the Separation Agreement and the applicable award agreements will be subject to all applicable withholdings and deductions required by federal, state and local taxing authorities.

The payments and benefits described above are the only amounts to which Mr. Hagedorn is entitled under the Separation Agreement (or any other agreement). To the extent applicable, he also remains entitled to any vested benefits he had as of his Termination Date under other benefit plans or programs maintained by the Company or its subsidiaries, including The Scotts Company LLC Retirement Savings Plan, The Scotts Company LLC Executive Retirement Plan, The Scotts Company LLC Associates’ Pension Plan and The Scotts Company LLC Retiree Medical Plan.

The Separation Agreement, together with the Employee Confidentiality, Noncompetition, Nonsolicitation Agreement previously executed by Mr. Hagedorn on August 30, 2024, which will continue in effect following his departure, also contains various restrictive covenants, including covenants relating to noncompetition, confidentiality, cooperation and nonsolicitation.

The foregoing is a summary description of the terms of the Separation Agreement and is qualified in its entirety by reference to the Separation Agreement, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(a) Financial statements of businesses acquired:
Not applicable.
(b) Pro forma financial information:
Not applicable.
(c) Shell company transactions:
Not applicable.
(d) Exhibits:

Exhibit No.	Description
10.1	Separation Agreement and Release of All Claims by and between The Scotts Company LLC and Christopher Hagedorn

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SCOTTS MIRACLE-GRO COMPANY

Dated:	October 16, 2026	By:	/s/ DIMITER TODOROV
Printed Name: Dimiter Todorov
Title: Executive Vice President, Chief Legal Officer & Corporate Secretary

INDEX TO EXHIBITS

Current Report on Form 8-K
Dated October 16, 2026
The Scotts Miracle-Gro Company

Exhibit No.	Description
10.1	Separation Agreement and Release of All Claims by and between The Scotts Company LLC and Christopher Hagedorn

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
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